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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):                 MAY 8, 2000
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                           MENTOR GRAPHICS CORPORATION
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              (Exact name of registrant as specified in charter)



             OREGON                    0-13442                   93-0786033
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  (State or other jurisdiction       (Commission               (IRS Employer
         of incorporation)           File Number)           Identification No.)



            8005 S.W. BOECKMAN ROAD,                            97070-7777
                 WILSONVILLE, OR
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    (Address of principal executive offices)                    (Zip Code)



Registrant's telephone number, including area code:     (503) 685-7000
                                                        --------------


                                    NO CHANGE
  -----------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

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Item 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On May 8, 2000, pursuant to the Plan and Agreement of Merger (the "Merger Agreement") by and among Mentor Graphics Corporation, an Oregon corporation ("Mentor Graphics"), Mentor Graphics Acquisition, Inc., a Delaware corporation and wholly owned subsidiary of Mentor Graphics ("Sub"), and Escalade Corp., a Delaware corporation ("Escalade"), dated as of April 27, 2000, Sub was merged with and into Escalade (the "Merger"). As a result of the Merger, Escalade has become a wholly owned subsidiary of Mentor Graphics.

         At the time the Merger became effective on May 8, 2000, each outstanding share of Preferred Stock of Escalade was converted into a right to receive $0.0632894 per share in cash and each outstanding share of Common Stock of Escalade was converted into a right to receive $0 per share. The aggregate amount of cash payable by Mentor Graphics in connection with the Merger is $3,500,000, a portion of which is being applied to certain of Escalade's expenses of the transaction.

         The cash payable in the Merger is being funded from Mentor Graphics' available cash balances. The amount of consideration payable in connection with the transaction was determined in arms-length negotiations between Mentor Graphics and Escalade.

         Escalade is a provider of Hardware Description Language (HDL) graphical design tools for application specific integrated circuits (ASICs) and field programmable gate arrays (FPGAs). Mentor Graphics will continue to support Escalade's DesignBook HDL graphical design product, and customers will be offered an upgrade path to Mentor's next-generation graphical design product.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

                  Audited Balance Sheets of Escalade as of December 31, 1998 and 1999, and related audited Statements of Operations, Stockholders' Equity and Cash Flows of Escalade for each of the years in the two-year period ended December 31, 1999.

                  The foregoing financial statements are not included in this report and will be filed by amendment to this report on or before July 24, 2000.

         (b)      PRO FORMA FINANCIAL INFORMATION.

                  Pro forma Balance Sheet as of December 31, 1999 and pro forma Statement of Operations for the year ended December 31, 1999.

                  The foregoing pro forma financial statements are not included in this report and will be filed by amendment to this report on or before July 24, 2000.


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         (c)      EXHIBITS.

                    2.1 Plan and Agreement of Merger dated as of April 27, 2000 among Mentor Graphics Corporation, Mentor Graphics Acquisition, Inc. and Escalade Corp.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           MENTOR GRAPHICS CORPORATION
                           (Registrant)


Date: May 12, 2000         By: /s/ DEAN M. FREED
                               -------------------------------------------
                               Dean M. Freed
                               Vice President and General Counsel



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                                INDEX TO EXHIBITS


EXHIBIT
NUMBER   DESCRIPTION
-------  -----------

  2.1 Plan and Agreement of Merger dated as of April 27, 2000 among Mentor Graphics Corporation, Mentor Graphics Acquisition, Inc. and Escalade Corp.

         The following schedules and exhibits to the Plan and Agreement of Merger have been omitted and will be provided to the Securities and Exchange Commission upon request:

         Exhibit A                 Certificate of Merger
         Schedule 2.2              Capitalization
         Schedule 2.12             Litigation
         Schedule of Exceptions


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